                                                                    Exhibit 24.1

                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lorraine E. Waller and David Wesselink and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 with respect to 500,000 shares of Common Stock of Metris Companies Inc. for issuance under the Metris Companies Inc. Non-Qualified Employee Stock Purchase Plan, and any and all amendments thereto, including a registration statement under Rule 462 and post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any necessary state securities commissions or other agencies, each of said attorneys and agents to have the power to act with or without the other, and granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.




                            SIGNATURE                                 DATE
                            ---------                                 ----


By:    /s/ Ronald N. Zebeck                               December 5, 2000
       ------------------------------------------
       Ronald N. Zebeck
       Chairman of the Board of Directors

By:    /s/ Lee R. Anderson, Sr.                           December 5, 2000
       ------------------------------------------
       Lee R. Anderson, Sr.
       Director

By:    /s/ C. Hunter Boll                                 December 5, 2000
       ------------------------------------------
       C. Hunter Boll
       Director

By:    /s/ John A. Cleary                                 December 5, 2000
       ------------------------------------------
       John A. Cleary
       Director

By:                                                       December  , 2000
       ------------------------------------------
       Thomas M. Hagerty
       Director

By:    /s/ David V. Harkins                               December 5, 2000
       ------------------------------------------
       David V. Harkins
       Director

By:    /s/ Walter M. Hoff                                 December 5, 2000
       ------------------------------------------
       Walter M. Hoff
       Director

By:
       __________________________________________         December   , 2000
       Thomas H. Lee
       Director


By:    /s/ Derek V. Smith                                 December 5,  2000
       ------------------------------------------
       Derek V. Smith
       Director

By:    /s/ Edward B. Speno                                December 5, 2000
       ------------------------------------------
       Edward B. Speno
       Director

By:    /s/ Frank D. Trestman                              December 5, 2000
       ------------------------------------------
       Frank D. Trestman
       Director